UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2014

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2014, Qualys, Inc. (“Qualys”) issued a press release announcing its financial results for the quarter ended March 31, 2014. In the press release, Qualys also announced that it would be holding a conference call on May 5, 2014 to discuss its financial results for the quarter ended March 31, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2014, Qualys entered into a separation agreement with Ann S. Johnson, President and Chief Operating Officer of Qualys (the “Agreement”). Pursuant to the terms of the Agreement, Ms. Johnson ceased to serve as the President and Chief Operating Officer of Qualys effective May 2, 2014. Ms. Johnson will be eligible to receive, within twenty days of the effective date of the Agreement, a lump-sum payment equal to three months of her current base salary, or $62,500, less applicable withholdings. The Agreement contains a mutual release of claims between Qualys and Ms. Johnson.

The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1, and which is incorporated herein by this reference.

On May 2, 2014, Philippe F. Courtot resumed his duties as President of the Company and there have been no changes in Mr. Courtot’s employment or compensation arrangements. For additional information regarding Mr. Courtot, please review the relevant disclosures in the Company’s 2014 Proxy Statement, filed with the Securities and Exchange Commission on April 21, 2014, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement with Ann S. Johnson dated May 2, 2014.

99.1	Press release issued by Qualys, Inc. dated May 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Philippe F. Courtot
Philippe F. Courtot
Chairman, President and Chief Executive Officer

Date: May 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement with Ann S. Johnson dated May 2, 2014.

99.1	Press release issued by Qualys, Inc. dated May 5, 2014.

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